McMoRan MOMENTUM



McMoRan Exploration Co.

MMR LISTED NYSE

www.mcmoran.com www.mpeh.com

4th Quarter/Year-End 2006 Conference Call

James R. Moffett **Richard C. Adkerson**

Co-Chairmen of the Board

January 18, 2007



Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; potential reversionary interests and the potential payout of those reversionary interests; the economic potential of properties; estimated exploration costs; the potential Main Pass Energy Hub™ Project, the expected near-term funding of the related permitting process and the estimated capital costs for developing the project. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; general exploration and development risks and hazards; the feasibility of the potential Main Pass Energy Hub™ and the ability to obtain significant project financing and regulatory approvals for such project. Such factors and others are more fully described in more detail in McMoRan's 2005 Annual Report on Form 10-K on file with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2005.

2006 Highlights



- **Continued Active Deep Gas Exploration & Development Activities**
  - 2 Wells With Positive Drilling Results in 4Q06
  - Discoveries on 6 of 10 Prospects in 2006
  - Discoveries on 14 of 28 Prospects Since 2004
  - 1 Exploratory Well in Progress
  - Blueberry Hill Test in Progress

- **2006 Production Averaged 65 MMcfe/d vs. 36 MMcfe/d in 2005**
  - 4Q06 Production Averaged 73 MMcfe/d vs. 34 MMcfe/d in 4Q05
  - 14 New Wells YTD; 4 New Wells in 4Q06
  - 3 Additional Wells Under Development
  - 1Q07 Production Expected to Average 70-80 MMcfe/d

- **Production of 23.9 Bcfe in 2006**
  - McMoRan Replaced 75% of Production During the Year
  - Independent Engineers' Estimates of Proved Reserves Using SEC Guidelines Totaled 75.8 Bcfe at Year-End 2006

- **MARAD Approved MPEH™ License Application in January 2007**

Exploration & Development Activities



14 of 28 Successful Exploration Prospects Since 2004

2004 Discoveries	2005 Discoveries	2006 Discoveries
- Hurricane #1	- Long Point #1	- Liberty Canal
- Dawson Deep	- Cane Ridge	- Pecos
- Deep Tern C-2	- King Kong #1	- King of the Hill #2
- Minuteman	- West Cameron 43 #3	- Point Chevreuil
		- Zigler Canal
		- Laphroaig*

Development Wells

- Deep Tern C-1
- King Kong #2
- Hurricane #2
- West Cameron 43 #4
- King Kong #3
- Long Point #2
- Raptor A-3
- Raptor A-4
- Hurricane #3

** Pending successful production test*

Hurricane Deep Exploration Prospect





MMR Working Interest: 25.0%

MMR Net Revenue Interest: 17.7%

Water Depth: 12'

Gross Acreage: 7,700

Gross Unrisked Potential: 600 Bcfe

Net Unrisked Potential: 100 Bcfe

Proposed Total Depth: 21,500'



211
212
213
SMI 212 Flatrock McMoRan Prop. Loc.
FLAT ROCK
10'
TEXACO
TEXACO
TEXACO
TEXACO
218
217
216
SMI 217 McMoRan #227 Online: 11/29/06
SMI 217 Hurricane Deep McMoRan #226 Drilling
SMI 217 McMoRan #225 Evaluating
SMI 217 El Paso #220 P&A
SMI 217 McMoRan #223 Producing
2004 DISCOVERY
TEXACO
TEXACO
TEXACO
221
222
223
10'
10'
SMI 222 Hurricane Southeast McMoRan Prop. Loc.
ONE MILE
HURRICANE
HURRICANE SOUTHEAST
HURRICANE DEEP
TEXACO
TEXACO
TEXACO

South Marsh Island Block 217

New Production

Added 14 New Wells in 2006

1) Raptor A-3 – Ship Shoal Block 296
2) Raptor A-4 – Ship Shoal Block 296
3) Cane Ridge – LA State Lease 18055
4) King Kong #3 – Vermilion Blocks 16/17
5) Hurricane #2 – South Marsh Island Block 217
6) Long Point #1 – LA State Lease 18090
7) Long Point #2 – LA State Lease 18090
8) Dawson Deep – Garden Banks Block 625
9) Pecos – West Pecan Island, Vermilion Parish, LA
10) King of the Hill – High Island Block 131
11) Liberty Canal – Onshore Vermilion Parish, LA
12) Hurricane #3 – South Marsh Island Block 217
13) Point Chevreuil – LA State Lease 18350
14) Zigler Canal – Onshore Vermilion Parish, LA

Online in 4Q06

4Q06 Average Production Rates


Zigler Canal (2) Gross: 4 Mmcf/d 100 Bopd Net: 1.5 Mmcfe/d
Liberty Canal Gross: 10 Mmcf/d 750 Bopd Net: 4 Mmcfe/d
Long Point Gross: 47 Mmcf/d 1,000 Bopd Net: 14 Mmcfe/d
JB Mtn/Mound Pt (1) Gross: 18 Mmcf/d 850 Bopd
Shiner Gross: 1 Mmcf/d 40 Bopd Net: .5 Mmcfe/d
West Cameron 43
Pecos Gross: 7 Mmcf/d 100 Bopd Net: 3 Mmcfe/d
Point Chevreuil (2) Gross: 8 Mmcf/d 500 Bopd Net: 2 Mmcfe/d
MPEH™
King of the Hill Gross: 18 Mmcf/d 100 Bopd Net: 4 Mmcfe/d
King Kong Gross: 14 Mmcf/d 1,600 Bopd Net: 7 Mmcfe/d
Hurricane Deep
Blueberry Hill First Production Pending Test
Laphroaig
MP 299 Gross: 2,300 Bopd Net: 1,900 Bopd
Lombardi Gross: 1 Mmcf/d 200 Bopd Net: 1 Mmcfe/d
Raptor Gross: 21 Mmcf/d 150 Bopd Net: 8 Mmcfe/d
WC 616 Gross: 11 Mmcf/d Net: 2 Mmcfe/d
Hurricane Gross: 39 Mmcf/d 1,500 Bopd Net: 9 Mmcfe/d
Deep Tern Gross: 12 Mmcf/d 200 Bopd Net: 5 Mmcfe/d
Dawson Deep Gross: 4.5 Mmcf/d 1,750 Bopd Net: 4 Mmcfe/d
McMoRan Exploration Acreage
Drilling
Discovery

4Q06 Average Rate

Aggregate Gross Production Rate of 203 MMcf/d and 10,800 Bbls/d, 268 MMcfe/d
Approximately 73 Mmcfe/d Net to MMR, Including 1,900 Bbls/d for MMR's Share in MP 299

(1) Subject to 100 Bcfe reversion agreement; one well shut in, operator considering recompletion
(2) Recent production rate



Production Growth

(MMcfe/d)



7
36
65
70-80
2004
2005
2006
1Q07e



Reserve Data as of 12/31/06

Replaced 75% of Production Through Discoveries/Revisions

	Bcfe
Ryder Scott Proved Reserves at 12/31/05	**81.7**
2006 Production	**(23.9)**
Additions/Revisions*	**18.0**
Ryder Scott Proved Reserves at 12/31/06	**75.8**
PV of Proved Reserves @ 10%*	**$270.6 MM**
PV of Proved Reserves @ 10% Using NYMEX Forward Pricing @ 12/31/06	**$358.1 MM**

** Independent engineers' estimates of the present value of future net cash flows before income taxes from the production and sale of McMoRan's estimated proved reserves, were determined using a ten percent discount rate, market pricing at the end of 2006 of $61.15 per bbl of oil and $5.64 per MMbtu of natural gas, and other assumptions required by the Securities and Exchange Commission.*

Cas – Near Term Exploration Prospect





24
25
52
FOREST
BOIS D'ARC
CHEVRON
69
71
70
McMoRan
ST 70
Prop. Loc.
BHP
STONE
MCMORAN
80
78
79
ONE MILE
ST 70 (Cas)
BHP
NEWFIELD
BHP

MMR Working Interest: 20.0%

MMR Net Revenue Interest: 16.5%

Water Depth: 63'

Gross Unrisked Potential: 1,100 Bcfe

Net Unrisked Potential: 180 Bcfe

Proposed Total Depth: 25,000' TVD

South Timbalier Block 70

Mound Point South – Near Term Exploration Prospect


PRODUCING
ONLINE 4Q03
MOUND POINT
McMoRan #2 Mound Point Positive Test
El Paso #1(114) Mound Point Producing
El Paso #2 Mound Point TA
McMoRan #M3_1 Mound Point East
McMoRan #A4_1 Mound Point South
McMoRan #M4_1 Mound Point East
18S5E
213
216
215
214

LA State Lease 340

MMR Working Interest: 23.6%

MMR Net Revenue Interest: 18.3%

Water Depth: 8'

Gross Unrisked Potential: 1,100 Bcfe

Net Unrisked Potential: 200 Bcfe

Proposed Total Depth: 20,000'

McMoRan Deep Gas Opportunity



- **Assembled Large Acreage Position From Majors**
  - **~ 370,000 Gross Acres**

- **Success to Date Confirms That Significant Commercial Hydrocarbons Exist Below 15,000'**

- **Substantial Inventory of High Impact Prospects/Seismic Database**
  - **~ 20 Prospects Identified**
  - **Inventory Potential Exceeds 10 Tcfe, 2 Tcfe Net to McMoRan**

- **Ongoing Attractive Partnering Opportunities for McMoRan**

"Trendology" – Focused Strategy



9 Successful Wells in Area
25,000 Gross Acres

6 Successful Wells in Area
150,000+ Gross Acres



SOUTHWEST LIGHTHOUSE POINT
FLAT ROCK
2004 DISCOVERY
PRODUCING
HURRICANE
PRODUCING
MOUND POINT
PRODUCING
JB MOUNTAIN
POTENTIAL 2005
DISCOVERY
BLUEBERRY HILL
POTENTIAL 2006
DISCOVERY
JB MOUNTAIN DEEP

Vermilion Parish, LA



N.W. Kaplan Prospect
Drilling
Completing
Producing
Near Term Prospects
Zigler Canal Prospect
Online: 12/30/06
Liberty Canal Discovery
Online: 10/2/06
Long Point Discovery
#1 Online: 5/23/06
#2 Online: 5/27/06
Cane Ridge Discovery
Online: 4/21/06
Considering Options
Pecos Discovery
Online: 8/4/06
King Kong Discovery
#1 Online: 12/23/05
#2 Online: 12/29/05
#3 Online: 4/27/06

Main Pass Energy Hub™


Offloading, LNG Vaporization,
Gas Conditioning Facilities
and Power Generation
LNG Surface Storage
LNG
Ship Mooring
Gas Storage Systems
and Compression
Quarters, Shop,
Warehouse
LNG Vaporization and
Power Generation
Soft Berth™
Platform No.4
Natural Gas
Storage Caverns
Main Pass Energy Hub™
Deepwater Natural Gas Port
Conceptual View

MPEH™ Regulatory Approval



- **MARAD Issued Favorable ROD on January 3, 2007**
  - **Important Milestone**
- **MARAD Concluded MPEH™:**
  - **Would Be in the National Interest and Consistent With National Security and Other National Policy Goals**
  - **Will Fill a Vital Role in Meeting National Energy Requirements**
  - **Will Help Reduce Congestion and Enhance Safety in Receiving LNG**
- **Next Step –Development of Commercial Arrangements**

Existing Platforms



August 2000 Sulphur Mining Configuration



Current Configuration of Remaining Platforms

MPEH™ Advantages



- **Location**
  - **18 Miles Offshore in 210 Feet of Water Near Existing Shipping Lanes**
  - **5.5 Day Trip Time From Trinidad/Caribbean Basin**
  - **Broad Access to U.S. Gas Markets**
- **Use of Existing Platforms and Standard LNG Regasification Facilities**
- **Significant Storage Capacity**
  - **On-site Salt Dome Access -- Initial Capacity of 28 Bcf**

MPEH™ is the Only LNG Terminal Project That Combines Regas and On-site Salt Cavern Storage with Connections to Premium U.S. Natural Gas Markets

Highly Attractive Commercial Potential



- **MPEH™ LNG Project Provides Attractive Business Opportunities**
  - **Eastern Gulf of Mexico Location – Excellent Market Access**
  - **Significant Cavern Storage – Opportunity to Become Reliable Supplier and Earn Attractive Margins Beyond LNG Regas/Delivery**
- **Permit Enables Development of Valuable Commercial Options**
- **Commercial Arrangements to be Structured to Realize Highest Value Potential of Project**

Cash & Capital Expenditure Summary



- **$18 Million in Unrestricted Cash(1) at December 31, 2006**
  - **$29 MM in Borrowings Under $70 MM Borrowing Base Credit Facility**
- **EBITDAX(2) – 4Q06: $50 Million; 12-Month 2006: $152 Million**
- **2006 Capital Expenditures: $252 Million ($49 Million in 4Q06)**
- **Completing Arrangements For $100 Million 5-year Term Loan**

(1) Excludes restricted cash, primarily associated with convertible notes, totaling $9.7 million

(2) Earnings before interest, taxes, depreciation, exploration expense, MPEH™ startup costs, SFAS 123R and non-recurring charges.

2007 Outlook

- **Expect to Spud 8-10 Exploration Wells in 2007**
  - McMoRan Share: ~$100-$125 Million
- **Capital Expenditures Expected to Approximate $150MM**
  - Development Expenditures Determined by Exploration Success
  - Continue to be Opportunity Driven
- **Manage Drilling Commitments Within Internally Generated Cash Flows**

Key Investment Highlights



- Large Inventory of Exploration Projects
- High Historical Exploration Success Rate
- Experienced Management With a Track Record of Success
- Continuing Discussions to Develop Commercial Arrangements for MPEH™ Following Positive ROD



Reference Slides with Prospect Maps

Blueberry Hill Exploration Prospect




217
216
215
214
JB MOUNTAIN
ONLINE 2003
BLUEBERRY HILL
POTENTIAL
2005 DISCOVERY
McMoRan #1
Blueberry Hill
Completing
222
223
224
225
El Paso #218ST
Discovery
Producing
POTENTIAL
2006 DISCOVERY
JB MOUNTAIN
DEEP
SMI 228
McMoRan #224
Waiting on
Completion
Equipment
El Paso #219
Producing
El Paso #221
TA
230
229
228
227
226
ONE MILE
TEXACO

MMR Working Interest: 35.3%

MMR Net Revenue Interest: 24.2%

LA State Lease 340

Received Long Lead Time Equipment
Testing in Progress

Zigler Canal Discovery



MMR Working Interest: 50%

MMR Net Revenue Interest: 35.8%

McMoRan controls 13,000 gross acres and has additional exploration prospects on significant north-south ridge.



13S1E
School Board #1 st 2
Producing
Online: 12/30/06
McMoRan #1
Producing
Online 10/2/06
2006 DISCOVERY
ZIGLER CANAL
2006 DISCOVERY
LIBERTY CANAL

Onshore Vermilion Parish, LA

Point Chevreuil Discovery





SL 18350 Palace #1
Producing
Online: 12/20/06
Surf.
ONE MILE
2006 DISCOVERY
POINT CHEVREUIL

MMR Working Interest: 25.0%

MMR Net Revenue Interest: 17.5%

St. Mary Parish, LA
State Lease 18350

Laphroaig Discovery*



Discovery
SL 18614 Palace Op. Co.
Peterson #1
Completing
15S8E
15S9E
Palace
ONE MILE
LAPHROAIG

MMR Working Interest: 50.0%

MMR Net Revenue Interest: 37.3%

Onshore St. Mary Parish, LA

** Pending successful production test*

OCS 310/La. State Lease 340 Area





SOUTHWEST LIGHTHOUSE POINT
McMoRan S.W. Lighthouse Pt. SMI 208 Prop. Loc
FLAT ROCK
McMoRan Flatrock SMI 212 Prop. Loc
2004 DISCOVERY PRODUCING
ONLINE 1Q05
HURRICANE
McMoRan #2 Mound Point Positive Test
PRODUCING
ONLINE 4Q03
MOUND POINT
El Paso #1(114) Mound Point Producing
El Paso #2 Mound Point TA
McMoRan #M3_1 Mound Point East
McMoRan #M4_1 Mound Point East
SMI 217 McMoRan #227 Online: 11/29/06
SMI 217 McMoRan #225 Evaluating
Hurricane Deep SMI 217 #226 Spud 10/26/06
McMoRan #A4_1 Mound Point South
SMI 217 El Paso #220
PRODUCING
ONLINE 2Q03
JB MOUNTAIN
SMI 217 McMoRan #223 Producing
El Paso #218ST Discovery Producing
El Paso #219 Producing
El Paso #221 TA
POTENTIAL 2006 DISCOVERY
JB MOUNTAIN DEEP
POTENTIAL 2005 DISCOVERY
BLUEBERRY HILL
McMoRan #1 Blueberry Hill
SMI 228 McMoRan #224 Waiting on Completion Equipment
17S5E
17S6E
18S5E
18S6E
209
208
207
210
211
212
213
219
218
217
216
215
214
220
221
222
223
224
225
232
231
230
229
228
227
226
B
B'
TEXACO
MCMORAN
BOIS D'ARC
PRS OFF
STONE
EL PASO
BP

JB Mountain/Blueberry Hill Cross Section



Hurricane
JB Mountain
JB Mountain Deep
Blueberry Hill
B
NW
B'
SE
McMoRan SMI 217 #227 Online: 11/29/06
McMoRan SMI 217 #225 Evaluating
McMoRan SMI 217 #223 Producing
McMoRan Hurricane Deep SMI 217 Drilling
El Paso SMI 217 SMI #220
El Paso SMI 223 #218ST #219 Producing
McMoRan SMI 228 #224 Waiting on Completion Equipment
McMoRan SL340 #1 Completing
0
5000
10000
15000
20000
25000
Tiger Shoal Field Shallow Production 3.3 TCFG
ROB-L
OPERC
GYRO
ROB-L
UNCONFORMITY
OPERC
GYRO
04/06